SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                      (Date of earliest event reported):

                                December 10, 1998

                   ----------------------------------------


                                 THERMEDICS INC.
             (Exact name of Registrant as specified in its charter)


Massachusetts                   1-9567                    04-2788806
(State or other               (Commission               (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)


470 Wildwood Street, P.O. Box 2999
Woburn, Massachusetts                                  01888
(Address of principal executive offices)            (Zip Code)


                                (781) 938-3786
                         (Registrant's telephone number
                              including area code)

      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the Registrant's Annual Report on Form 10-K for the year ended January 3, 1998. These include risks and uncertainties relating to: government regulation and industry standards, competition and technological change, intellectual property rights, reimbursement by insurers for medical procedures, medical community acceptance of medical devices, availability of materials and components, product liability, international operations, the Registrant's spinout and acquisition strategies, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.     Other Events

      On December 10, 1998, Thermo Electron Corporation ("Thermo Electron"), the Registrant's parent corporation, issued a press release regarding an update to the proposed corporate reorganization, announced on August 12, 1998, involving certain of Thermo Electron's subsidiaries, including the Registrant.

      The press release stated, among other things, that Thermo Sentron Inc. ("Thermo Sentron"), a majority-owned, publicly traded subsidiary of the Registrant, will not be combined with Metrika Systems Corporation and ONIX Systems Inc., both majority-owned, publicly traded subsidiaries of Thermo Instrument Systems Inc. ("Thermo Instrument"), to form a new sensor and process control company, as had been announced on August 12. In addition, the press release stated that the Registrant will transfer its shares of its subsidiaries Thermo Sentron, Thermedics Detection Inc. ("Thermedics Detection") and Thermo Voltek Corp. ("Thermo Voltek"), along with additional shares of the Registrant's Common Stock, to Thermo Electron in exchange for Thermo Electron's wholly owned biomedical group. The Registrant's shares in Thermo Sentron, Thermedics Detection and Thermo Voltek will not be transferred to Thermo Instrument, as had been announced on August 12.

      The completion of these transactions is subject to numerous conditions, including the establishment of prices and exchange ratios; confirmation of anticipated tax consequences; the approval by the board of directors of the Registrant (including its independent directors); negotiation and execution of definitive agreements; clearance by the Securities and Exchange Commission of any necessary documents in connection with the proposed transactions; approval by the board of directors of Thermo Electron; and receipt of fairness opinions from one or more investment banking firms on certain financial aspects of the transactions.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 10th day of December, 1998.



                                          THERMEDICS INC.



                                    By: /s/  Kenneth J. Apicerno
                                             Kenneth J. Apicerno
                                             Treasurer